Recent accounting pronouncements not yet adopted	12 Months Ended
Dec. 31, 2020
Accounting Changes and Error Corrections [Abstract]
Recent accounting pronouncements not yet adopted	Recent accounting pronouncements not yet adopted Debt with conversion and other optionsIn September 2020, the FASB issued ASU 2020-06, Debt - Debt with Conversion and Other Options and Derivatives and Hedging - Contracts in Entity's own Equity. This accounting standard update was issued to address issues identified as a result of the complexity associated with applying GAAP for certain financial instruments with characteristics of liabilities and equity. This standard is effective January 1, 2022 with early adoption permitted. The Company is assessing the impact that the adoption of this standard may have on its consolidated financial statements.